UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 25, 2016

AIRGAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

259 North Radnor-Chester Road, Suite 100
Radnor, PA 19087-5283

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (610) 687-5253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors;  Appointment of Certain Officers; Compensatory Arrangement of Certain  Officers.
On January 25, 2016, the Governance and Compensation Committee of the Board of Directors (the "Board") of Airgas, Inc. (the "Company") approved amendments to the Airgas, Inc. Executive Bonus Plan (the "Executive Bonus Plan") and on January 26, 2016, the Board approved amendments to the Airgas, Inc. Management Bonus Plan For Corporate Management (the "Management Bonus Plan", and together with the Executive Bonus Plan, the "Bonus Plans").
The amendments to the Bonus Plans are being implemented in connection with a Company-wide transition from a fiscal year bonus year to a calendar year bonus year.  Because the Bonus Plans cover named executive officers of the Company, the specific amendments to such plans are described herein as required by applicable Securities and Exchange Commission rules.  Such amendments are consistent with the amendments being made to all of the Company's annual management bonus plans in accordance with this bonus year transition.
The amendments to the Bonus Plans provide that, in lieu of the performance period commencing on April 1, 2015 and ending on March 31, 2016, the Bonus Plans will be in effect for a performance period commencing on April 1, 2015 and ending on December 31, 2015, and thereafter, for a performance period commencing on January 1, 2016 and ending on December 31, 2016.  Further, the amendments provide that, with respect to the performance period ending on December 31, 2015, (i) of the financial performance targets originally established for the four quarters covered by the period April 1, 2015 through March 31, 2016, the targets relating to the three quarters covered by the period April 1, 2015 through December 31, 2015 will apply, and (ii) bonuses will be calculated based on the level of achievement of the applicable performance targets, and by applying each participant's target bonus opportunity percentage to the portion of such participant's base salary attributable to such performance period.
The description of the amendments to the Bonus Plans set forth above is qualified in its entirety by reference to the full text of the amended Executive Bonus Plan and the amended Management Bonus Plan, attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 9.01.                          Financial Statements and Exhibits

(d)      Exhibits.

Exhibit No.	Description of Exhibit
10.1	Airgas, Inc. Executive Bonus Plan
10.2	Airgas, Inc. Management Bonus Plan For Corporate Management

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAS, INC.
Date: January 26, 2016	By:	/s/ Thomas M. Smyth
	Name:	Thomas M. Smyth
	Title:	Vice President & Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Airgas, Inc. Executive Bonus Plan
10.2	Airgas, Inc. Management Bonus Plan For Corporate Management